SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 22, 2002
Date of Report
(Date of earliest event reported)

Brio Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-23997 (Commission File Number)	77-0210797 (I.R.S. Employer Identification No.)

4980 Great America Parkway
Santa Clara, CA 95054
(Address of principal executive offices, with zip code)

(408) 496-7400
(Registrant’s telephone number, including area code)

Item 5.    Other Events.

The information that is set forth in the Registrant’s Press Release dated February 22, 2002, is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)    Exhibits:

99.1 Press Release of Brio Software, Inc. dated February 22, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIO SOFTWARE, INC.

By:	/s/ CRAIG COLLINS
Craig Collins Chief Financial Officer and EVP

Date: March	4, 2002

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